Exhibit 10.1

Execution Version

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (this “Agreement”) is made effective as of August 16, 2021 (the “Effective Date”), by and between Streamline Health Solutions, Inc., a Delaware corporation (the “Company”), and Jawad Shaikh an individual and resident of the State of Georgia (“Shaikh”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Unit Purchase Agreement (as defined below).

RECITALS

WHEREAS, as part of the aggregate purchase price payable by the Company for all of the issued and outstanding units of membership interest of Avelead Consulting, LLC, a Georgia limited liability company (“Avelead”), under that certain Unit Purchase Agreement by and among the Company, Avelead, Shaikh, and Badar Shaikh, an individual and resident of the State of Georgia, dated as of the Effective Date (the “Unit Purchase Agreement”), the Company agreed to issue to Shaikh certain shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as part of the Closing Equity Payment, and, if earned, as part of the First Earnout Amount and the Second Earnout Amount (collectively, the “Shares”); and

WHEREAS, the Company and Shaikh acknowledge and agree that the Shares, when and if issued, shall be subject to the terms and conditions set forth in this Agreement.

Now, therefore, in consideration of the mutual covenants and representations set forth below, the Company and Shaikh agree as follows:

1. Shares. All of the Shares when and if issued shall be deemed issued to Shaikh as fully paid and non-assessable shares, and Shaikh shall have all rights of a stockholder with respect thereto, subject to Section 2 below. The term “Shares,” in addition to the Shares issued pursuant to the Unit Purchase Agreement, also refers to all new, substituted or additional securities received in replacement of the Shares, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange for other securities, by reclassification, or the like, and all new, substituted or additional securities or other properties to which Shaikh is entitled by reason of Shaikh’s ownership of the Shares.

2. Restrictions. The Shares issued to Shaikh pursuant to the terms of the Unit Purchase Agreement shall be subject, in addition to restrictions imposed by applicable securities laws, to the following transfer restrictions:

2.1 (i) the Shares shall be “restricted shares” within the meaning of Regulation D and Rule 144 under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold unless such offer or sale is registered under the Act or an exemption from registration is available; (ii) the provisions of Rule 144 under the Act shall permit resale of the Shares only under limited circumstances and such Shares must be held by Shaikh for at least six (6) months following issuance of such Shares before they can be resold pursuant to Rule 144 and then may be resold only in accordance with the requirements of Rule 144 (and any other applicable legal requirements); (iii) Shaikh hereby agrees to comply with the requirements of Rule 144 applicable to affiliates of the Company (even if Shaikh is not an affiliate of the Company under the Act), that impose limitations on the amount of securities sold in any three-month period by affiliates of the Company under Rule 144(e); and (iv) Shaikh hereby agrees to not permit the Shares to be encumbered by any Lien (as defined in the Unit Purchase Agreement) within six (6) months following issuance of such Shares; provided, that the restrictions in Section 2.1(iii) shall expire upon the earliest to occur of the following events: (a) the date on which Shaikh holds less than 1% of the issued and outstanding voting securities of the Company, on a fully diluted basis, (b) the date Shaikh’s employment with the Company or any of its affiliates is involuntarily terminated by the Company or any of its affiliates, (c) the date Shaikh’s employment with the Company or any of its affiliates is terminated by Shaikh for Good Reason (as such term is defined in any employment agreement between Shaikh and the Company or any of its affiliates), (d) ninety (90) days after the date of Shaikh’s voluntary resignation of employment with the Company or any of its affiliates, or (e) upon a Change of Control Transaction (as defined in the Unit Purchase Agreement);

2.2 Shaikh shall be considered a “Restricted Person” under the Company’s Insider Trading Policy (the “Insider Trading Policy”) and shall be prohibited from conducting any sale of the Shares or any other shares of Common Stock held by Shaikh other than during a “trading window” set forth in an email to Restricted Persons prior to the beginning of such trading window; and the Company may, at any time, impose a “blackout” period pursuant to the Insider Trading Policy, during which period buying, selling or otherwise transferring securities by a specified group of insiders, which group of insiders may include Shaikh, would be considered inappropriate; provided, that the restrictions in this Section 2.2 shall expire upon the earlier of (a) the date of termination of Shaikh’s employment with the Company or any of its affiliates or (b) termination of the restrictions in Section 2.1(iii) above at a time when Shaikh would not otherwise be deemed to be a “Restricted Person” under the terms of the Insider Trading Policy; and

2.3 Shaikh shall be prohibited from conducting any open-market sale of the Shares or any other shares of Common Stock held by Shaikh during the thirty (30) trading days immediately prior to the last day of the First Earnout Measurement Period and Second Earnout Measurement Period, as applicable.

3. Representations and Warranties of Shaikh. In connection with the issuance of the Shares pursuant to the terms of the Unit Purchase Agreement, Shaikh represents, warrants and acknowledges to the Company that:

3.1 Shaikh possesses all requisite capacity, power and authority (corporate and other) to execute and deliver this Agreement and to perform his obligations hereunder;

3.2 neither the execution and delivery by Shaikh of this Agreement, nor the performance by Shaikh of his obligations hereunder will (i) require on the part of Shaikh any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Shaikh or any of his properties or assets, except in the cases of (i) and (ii) where any violation or failure to deliver a notice or submit a filing would not cause a material adverse effect;

3.3 the Shares to be acquired by Shaikh pursuant to the Unit Purchase Agreement will be acquired for Shaikh’s own account and not with a view to, or intention of, distribution thereof in violation of the Act, or any other applicable securities laws, and the Shares will not be disposed of in contravention of the Act or any applicable securities laws;

3.4 Shaikh is an “accredited investor” within the meaning of Regulation D under the Act; and

3.5 the Shares are not registered under the Act on the basis that the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(a)(2) thereof and the rules and regulations promulgated thereunder, and that the Company’s reliance on such exemption is predicated on Shaikh’s representations set forth herein.

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4. Representations and Warranties of the Company. In connection with the issuance of the Shares pursuant to the terms of the Unit Purchase Agreement, the Company represents, warrants and acknowledges to Shaikh that:

4.1 the Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite power and authority (corporate and other) to carry on the businesses in which it is engaged and to own and use the properties owned and used by it, and is qualified to do business and is in good standing in every jurisdiction in which the operation of the business of the Company requires it to be so qualified;

4.2 the Company has all requisite capacity, power and authority (corporate or other) to execute and deliver this Agreement, to perform its obligations hereunder, and to issue the Shares to Shaikh;

4.3 the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations in this Agreement, and the issuance of the Shares contemplated hereby have been duly and validly authorized by all necessary corporate and other action on the part of the Company;

4.4  neither the execution and delivery by the Company of this Agreement, nor the performance by the Company of its obligations hereunder, nor the issuance of the Shares contemplated hereby, will (i) conflict with or violate any provision of the Company’s articles of incorporation, by-laws, voting agreements or similar documents, instruments or agreements relating to the organization or governance of the Company (collectively, the “Organizational Documents”), each as amended or restated to date, (ii) require on the part of the Company any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets, except in the cases of (ii) and (iii) where any violation or failure to deliver a notice or submit a filing would not cause a material adverse effect;

4.5 the Shares subject to issuance pursuant to the terms of the Unit Purchase Agreement, upon issuance on the terms and conditions specified herein and the Unit Purchase Agreement, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens and restrictions (other than restrictions on transfer imposed herein and under the Act or any other applicable securities laws), and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Delaware General Corporation Law, the Organizational Documents or any agreement to which the Company is a party or is otherwise bound;

4.6 the Company has filed all registration statements, forms, reports, certifications and other documents (collectively, “SEC Reports”) required to be filed by the Company with the United States Securities and Exchange Commission (the “SEC”) and all of the Company’s SEC Reports (i) have been filed on a timely basis, (ii) at the time filed, complied as to form in all material respects with the requirements of the Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to such SEC Reports, and (iii) did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in light of the circumstances under which they were made, not misleading, in any material respect; and

4.7 the Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has not (i) received any written notification that the SEC is contemplating terminating such registration or (ii) received written notice from The NASDAQ Stock Market LLC (“Nasdaq”) to the effect that the Company is not in compliance with the listing or maintenance requirements of such market or exchange.

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5. Securities Matters. With a view to making available to Shaikh the benefits of Rule 144 under the Act and any other rule or regulation of the SEC that may at any time permit a stockholder to sell Common Stock to the public without registration under the Act, Company will:

5.1 make and keep available adequate current public information, as those terms are understood and defined in Rule 144 under the Act, at all times after the Effective Date;

5.2 use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

5.3 furnish to Shaikh, so long as he owns at least 1% of the issued and outstanding voting securities of the Company, on a fully diluted basis, reasonably promptly upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act; and (ii) such other information as may be reasonably requested in availing Shaikh of any rule or regulation of the SEC that permits the selling of any such securities without registration.

6. Legends. Shaikh acknowledges and agrees that the Shares shall be uncertificated and in book entry form and stop transfer instructions shall be given to the Company’s stock transfer agent with respect to the Shares which shall be notated with the legend substantially as follows:

THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT. THE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THAT CERTAIN RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND THE HOLDER.

7. General Provisions.

7.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing (including by email). Any notice, request, demand, claim or other communication hereunder shall be deemed duly received on the date of receipt by the recipient thereof if received on a business day in the place of receipt prior to 5:00 p.m. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

If to the Company, to:

Streamline Health Solutions, Inc.
11800 Amber Park Drive, Suite 125
Alpharetta, GA 30009

Attention: Thomas J. Gibson
Email: thomas.gibson@streamlinhealth.net

With a copy (which shall not constitute notice) to:

Morris, Manning & Martin, LLP
3343 Peachtree Road, N.E.
1600 Atlanta Financial Center
Atlanta, Georgia 30326
Attention: David M. Calhoun
Phone: (404) 504-7613
Facsimile: (404) 365-9532
E-Mail: dmc@mmmlaw.com

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If to Shaikh, to:

P.O. Box 839
Suwanee, GA 30024-0028
E-Mail: jwshaikh@outlook.com

With a copy (which shall not constitute notice) to:

Kilpatrick Townsend & Stockton LLP
1100 Peachtree Street, N.E., Suite 2800
Atlanta, GA 30309-4530
Attention: Louis Barbieri III
Phone: (404) 815-6079
Facsimile: (404) 541-3141
E-Mail: lbarbieri@kilpatricktownsend.com

7.2 Further Assurances. From time to time after the date hereof, upon reasonable notice and without further consideration, Shaikh and the Company shall execute and deliver any other document or instrument and shall take any other action as may be necessary in the reasonable discretion of the Company or any stock transfer agent to give effect to or evidence the provisions of this Agreement.

7.3 Assignment. Except as otherwise expressly provided herein, neither party may assign rights or delegate duties arising hereunder without the prior written consent of the other party. Any assignment or delegation of any right, duty, or claim arising hereunder without such consent shall be void.

7.4 Entire Agreement. This Agreement and the Unit Purchase Agreement constitute the exclusive statement of the agreement of the Company and Shaikh concerning the matters set forth herein, including with respect to rights of and restrictions on the Shares and supersedes all other agreements, oral or written, among or between any of them concerning rights of and restrictions on the Shares.Modification and Waiver. No amendment, modification, or waiver of this Agreement shall be effective unless made in a written instrument which specifically references this Agreement and which is signed by the Company and Shaikh. Except as expressly provided herein, the failure of the Company or Shaikh to enforce at any time, or for any period of time, any provisions of this Agreement shall not be construed as a waiver of any provision or of the right of any such party to enforce each and every provision of this Agreement.Binding Effect. This Agreement shall be binding upon and inure to the benefit of Shaikh and its successors and assigns, shall be binding upon and inure to the benefit of the Company and its successors and assigns.

7.5 Governing Law. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

7.6 Waiver of Jury Trial. The parties to this Agreement each hereby waive, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agree and consent that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

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7.7 Severability and Reformation. If any provision of this Agreement, or the application thereof to any person or circumstance should, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

7.8 Headings. The headings contained in this Agreement are intended solely for convenience of reference and shall not be considered in interpreting this Agreement.

7.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

7.10 Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer on any person, other than the Company and Shaikh, any rights hereunder.

[Signatures on next page.]

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IN WITNESS WHEREOF, the parties have duly executed this Restricted Stock Agreement as of the day and year first set forth above.

COMPANY:	STREAMLINE HEALTH SOLUTIONS, INC.

	By:	/s/ Thomas J. Gibson
	Name:	Thomas J. Gibson
	Title:	Chief Financial Officer

SHAIKH:	/s/ Jawad Shaikh
Jawad Shaikh

[Signature Page to Restricted Stock Agreement]